UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2014

Onconova Therapeutics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36020	22-3627252
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 Pheasant Run
Newtown, PA 18940
(267) 759-3680

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                   Regulation FD Disclosure.

On November 6, 2014, Onconova Therapeutics, Inc. (the “Company”) issued a press release announcing that ten abstracts related to the Company’s products, clinical trials and research were accepted for presentation at the 56th American Society of Hematology (ASH) Annual Meeting in San Francisco, California, to be held on December 6-9, 2014.  All ten presentations are listed in the press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On November 6, 2014, in connection with such presentations, ASH released such abstracts to the public by posting them on its website.  The full text of each of the ten abstracts are attached to this Current Report on Form 8-K as Exhibits 99.2 through 99.11 and are incorporated herein by reference.

The information in Item 7.01 of this Form 8-K, and the related exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01                                      Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Press release issued by the Company dated November 6, 2014.

99.2

Overall Survival and Subgroup Analysis from a Randomized Phase III Study of Intravenous Rigosertib Versus Best Supportive Care (BSC) in Patients (pts) with Higher-risk Myelodysplastic Syndrome (HR-MDS) After Failure of Hypomethylating Agents (HMAs)

99.3

Relationship of Bone Marrow Blast (BMBL) Response to Overall Survival (OS) in Patients with Higher-risk Myelodysplastic Syndrome (HR-MDS) Treated with Rigosertib After Failure of Hypomethylating Agents (HMAs)

99.4

Mutational Profile and Karyotypic Abnormalities of a Cohort of Clinical Trial Patients with Higher-risk Myelodysplastic Syndromes (MDS) Following Failure of Hypomethylating Agents (HMAs): Impact on Response to Rigosertib Therapy

99.5	A Phase I/II Study of the Combination of Oral Rigosertib and Azacitidine in Patients with Myelodysplastic Syndrome (MDS) or Acute Myeloid Leukemia (AML)

99.6	An in Vitro Platform to Dissect Drug Responsiveness in Refractory Anemia with Ringed Sideroblasts (RARS)

99.7	Incidence and Treatment of Myelodysplastic Syndrome in the US: Treatment Approaches, Optimization of Care and the Need for Additional Therapeutic Agents

99.8	Cost Effectiveness of Treatments after Failure of a First-Line Hypomethylating Agent in Myelodysplastic Syndromes (MDS)

99.9	Treatment Patterns Among Patients with Myelodysplastic Syndromes: Observations of 1st-Line Therapy, Discontinuation and the Need of Additional Therapies

99.10	Healthcare Resource Utilization and Costs Among Patients with Myelodysplastic Syndrome Who Failed 1st-Line Therapy

99.11	Weighted Gene Co-Expression Network Analysis (WGCNA) Identifies Highly Proliferative Myeloma Subgroup Responsive to CDK4/ARK5 Inhibition

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2014	Onconova Therapeutics, Inc.

	By:	/s/ AJAY BANSAL
Name: Ajay Bansal
Title: Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by the Company dated November 6, 2014.

99.2

Overall Survival and Subgroup Analysis from a Randomized Phase III Study of Intravenous Rigosertib Versus Best Supportive Care (BSC) in Patients (pts) with Higher-risk Myelodysplastic Syndrome (HR-MDS) After Failure of Hypomethylating Agents (HMAs)

99.3

Relationship of Bone Marrow Blast (BMBL) Response to Overall Survival (OS) in Patients with Higher-risk Myelodysplastic Syndrome (HR-MDS) Treated with Rigosertib After Failure of Hypomethylating Agents (HMAs)

99.4

Mutational Profile and Karyotypic Abnormalities of a Cohort of Clinical Trial Patients with Higher-risk Myelodysplastic Syndromes (MDS) Following Failure of Hypomethylating Agents (HMAs): Impact on Response to Rigosertib Therapy

99.5	A Phase I/II Study of the Combination of Oral Rigosertib and Azacitidine in Patients with Myelodysplastic Syndrome (MDS) or Acute Myeloid Leukemia (AML)

99.6	An in Vitro Platform to Dissect Drug Responsiveness in Refractory Anemia with Ringed Sideroblasts (RARS)

99.7	Incidence and Treatment of Myelodysplastic Syndrome in the US: Treatment Approaches, Optimization of Care and the Need for Additional Therapeutic Agents

99.8	Cost Effectiveness of Treatments after Failure of a First-Line Hypomethylating Agent in Myelodysplastic Syndromes (MDS)

99.9	Treatment Patterns Among Patients with Myelodysplastic Syndromes: Observations of 1st-Line Therapy, Discontinuation and the Need of Additional Therapies

99.10	Healthcare Resource Utilization and Costs Among Patients with Myelodysplastic Syndrome Who Failed 1st-Line Therapy

99.11	Weighted Gene Co-Expression Network Analysis (WGCNA) Identifies Highly Proliferative Myeloma Subgroup Responsive to CDK4/ARK5 Inhibition

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